UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

NNN REIT, INC.

(exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)

450 South Orange Avenue, Suite 900, Orlando, Florida 32801

(Address of principal executive offices, including zip code)

(407) 265-7348

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 13, 2025, NNN REIT, Inc. (the "Company") held its 2025 annual meeting of the stockholders (the “Annual Meeting”). The matters submitted to the Company’s stockholders for a vote included (a) the election of eight directors, (b) an advisory vote on executive compensation, and (c) the ratification of the selection of the Company’s independent registered public accounting firm for 2025. The results of such votes are set forth herein.

Proposal 1: Election of Directors

The eight nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The tabulation of votes was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Pamela K. M. Beall	156,398,748	1,779,706	514,124	13,444,112
Steven D. Cosler	156,173,203	2,319,059	200,316	13,444,112
David M. Fick	153,010,878	5,485,896	195,804	13,444,112
Edward J. Fritsch	153,173,929	5,310,584	208,065	13,444,112
Elizabeth C. Gulacsy	156,758,277	1,734,191	200,110	13,444,112
Betsy D. Holden	153,984,431	4,512,729	195,418	13,444,112
Stephen A. Horn, Jr.	156,177,909	2,298,627	216,042	13,444,112
Kamau O. Witherspoon	156,151,520	2,016,820	524,238	13,444,112

Proposal 2: An Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes
152,393,276	5,930,358	368,944	13,444,112

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, was ratified as set forth below:

For	Against	Abstain
171,002,436	913,620	220,634

There were no broker non-votes with respect to Proposal 3.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN REIT, Inc.

Dated: May 13, 2025	By:	/s/ Vincent H. Chao
Vincent H. Chao
Executive Vice President and Chief Financial Officer